CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS - USD ($) $ in Thousands	12 Months Ended
	Feb. 28, 2023	Feb. 28, 2022	Feb. 28, 2021
CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS
Net loss	$ (131,978)	$ (1,164,335)	$ (143,050)
Other comprehensive income / (loss)
Foreign currency translation adjustment	(87,943)	25,232	99,329
Unrealized gain/ (loss) on available-for-sale investments:
Net unrealized gain / (loss) on available-for-sale investments, net of tax effect of tax expense /(tax benefit) of $944 , $(2,245) and $229 for the years ended February 28, 2021, 2022 and 2023, respectively	(1,591)	(50,557)	17,169
Other comprehensive income/ (loss)	(89,534)	(25,325)	116,498
Comprehensive loss	(221,512)	(1,189,660)	(26,552)
Add: Comprehensive loss / (income) attributable to noncontrolling interests shareholders	(6,383)	28,841	25,796
Comprehensive loss attributable to TAL Education Group's shareholders	$ (227,895)	$ (1,160,819)	$ (756)